Exhibit 32.2

Certification of Chief Financial Officer Pursuant to

18 U.S.C. Section 1350

I, M. Kirk Scott, as Chief Financial Officer of Dividend Capital Total Realty Trust Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2009 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2009

/s/ M. KIRK SCOTT
Name:	M. Kirk Scott
Title:	Chief Financial Officer and Treasurer